SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE CHINA FUND, INC.

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

January 17, 2014

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 10:30 A.M., Eastern Time, on Thursday, March 13, 2014, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matters on which you, as a stockholder of the Fund, are being asked to vote are the election of three (3) Fund directors. The Board of Directors recommends that you elect to the Board the nominees who are standing for election.

Respectfully,

Francine S. Hayes
Assistant Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 13, 2014

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 13, 2014, at 10:30 A.M., Eastern Time, for the following purposes:

1.	To elect two Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2017;

2.	To elect one Class II director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2016;

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 31, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 13, 2014: This Notice and the Proxy Statement are available on the Internet at www.proxy-direct.com/CHI-25270.

By order of the Board of Directors,

Francine S. Hayes
Assistant Secretary

January 17, 2014

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, One Lincoln Street

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 13, 2014, at 10:30 A.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about January 17, 2014. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors as described in Proposals 1 and 2, of this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 and Proposal 2 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and Proposal 2. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, holders of a majority of the stock present in person or by proxy have power to adjourn the meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the Fund’s By-Laws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

The Board of Directors has fixed the close of business on December 31, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 15,682,029 shares of common stock.

Management of the Fund knows of no item of business other than those mentioned in Proposal 1 and Proposal 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2013 to any stockholder requesting such report. Requests for the annual report should be made The China Fund, Inc., c/o Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, by accessing the Fund’s website at www.chinafundinc.com or by calling (866) 209-2870.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (866) 209-2870 or by accessing www.proxy-direct.com/CHI-25270. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on About Us and select Find People & Offices. Next, select New York from the drop down menu for office. Click on View Office Details. Finally, click on View Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

The Fund’s By-Laws provide that the Board of Directors (the “Board”) is to be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2015; Class II, 2016; and Class III, 2017. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Messrs. William C. Kirby and Nigel S. Tulloch will expire at the 2014 Annual Meeting of Stockholders. At a meeting held on December 5, 2013, the Board nominated each of Mr. William C. Kirby and Mr. Nigel S. Tulloch to serve as Class III Directors of the Fund until the Fund’s 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the elections of Messrs. William C. Kirby and Nigel S. Tulloch to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2017, or until their successors are elected and qualified. The nominees have indicated that they will serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

PROPOSAL 2

ELECTION OF CLASS II DIRECTOR

At a meeting held on September 18, 2013, the Board expanded the size of the Board of Directors and elected Mr. Gary L. French to serve as a Class II Director. At a meeting held on December 5, 2013, the Board nominated Mr. French for election by stockholders to serve as Class a II Director of the Fund until the Fund’s 2016 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. French is standing for election by stockholders of the Fund for the first time.

The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of Mr. Gary L. French to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2016, or until his successor is elected and qualified. Mr. French has indicated that he will serve if elected. If he should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace him. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

INFORMATION RELATING TO PROPOSALS 1 AND 2

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.”

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
CLASS I
James J. Lightburn (70) 13, Rue Alphonse de Neuville 75017 Paris, France	Director	1992 (2015)	Retired; Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.

Joe O. Rogers (65) 2477 Foxwood Drive Chapel Hill, NC 27514	Director, Chairman of the Board	1992 (2015)	Principal, Rogers International LLC (investment consultation)(July 2001-present); Visiting Professor Fudan University School of Management (August 2010 – 2011).	1	The Taiwan Fund, Inc. (1986-present)

CLASS II
Michael F. Holland (69) 375 Park Avenue New York, New York 10152	Director	1992 (2016)	Chairman, Holland & Company LLC. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds, SSgA Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.

Li Jin (43) 204 Moss Hill Rd Boston, MA 02130	Director	2013 (2016)	Professor, Oxford University (2012-present); Chair Professor, Peking University (2012-present: Assistant and Associate Professor, Harvard University (2001-2012)	1	None

Gary L. French (62)* 1307 61st Street NW Bradenton, FL 4209	Director	2013 (2016)	Senior Consultant, Regulatory Fundamentals Group (development and distribution of software and related consulting services) (2011-present); Senior Vice President and Business Head, Fund Administration Division, State Street Bank (mutual fund servicing organization) (2002-2010).	1	Independent Trustee, Exchange Traded Concepts Trust (2011-present)

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years

CLASS III
William C. Kirby (63)* Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2014)	Spangler Family Professor of Business Administration, Harvard Business School (2008-present); T. M. Chang Professor of China Studies, Harvard University (2008-present); Harvard University Distinguished Service Professor, 2006-present; Chairman, Harvard China Fund (2006-present); Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-2013); Dean of the Faculty of Arts and Sciences, Harvard University (2002-2006).	1	The Taiwan Fund, Inc.; Cabot Corporation

Nigel S. Tulloch (67)* 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992-2005).	1

*	Nominee
(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of seven Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by RCM Asia Pacific Limited, the Fund’s Investment Manager, and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each Director, other than Mr. Li, also has considerable familiarity with the Fund and the Administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his substantial prior service as a Director or officer of the Fund and, in several cases, as a director of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Joe O. Rogers: Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1992. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Regan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has lectured on economics and finance at various U.S. based and internationally based universities and served as a Visiting Professor of Finance at Fudan University in Shanghai from 2010 to 2011. Mr. Rogers also serves on the board of another listed company.

Michael F. Holland: Mr. Holland has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company LLC, which he founded in 1995, and as the chief executive officer, chairman or vice chairman of major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Li Jin: Mr. Li has served as a Director of the Fund since January 2013. He currently serves as Chair Professor of Finance at Guanghua School of Management in Peking University and Professor of Finance at Oxford University Said Business School. He also acts as an Assistant Dean to the Guanghua School of Management and the Co-Chair of the Finance Department at the school. Before he joined Oxford and Peking Universities, Li Jin taught in the finance department at the Harvard Business School from 2001 to 2012.

Gary L. French: Mr. French has served as a Director of the Fund since September 2013. Currently, Mr. French is primarily a private investor focusing on residential real estate acquisition, refurbishment and sales as well as commercial real estate financing. He is also a Senior Consultant with Regulatory Fundamentals Group, providing development, distribution of software and related consulting services. He served as a Senior Vice President and Business Head of Fund Administration Division at State Street Bank and Trust Company from 2002 to 2010. He brings over 30 years of investment management industry experience to the Board. Mr. French also serves on the board of another listed company.

James J. Lightburn: Mr. Lightburn has served as a Director of the Fund since the Fund’s inception in 1992. He is a U.S. trained attorney who practiced law in the United States for over 20 years and then in Paris, France for over 15 years. Mr. Lightburn has represented clients in international business transactions including the acquisition and sale of businesses in the United States and Europe, structuring and negotiation of commercial collaboration, intellectual property and equity and quasi-equity financing agreements. He has published articles on international financial law and related regulations. Mr. Lightburn has also served on the boards of other privately held and listed companies.

William C. Kirby: Mr. Kirby has served as a Director of the Fund since 2007. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund and Director of the John K. Fairbank Center for Chinese Studies. He has also served as the Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the Faculty of Arts and Sciences, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Nigel S. Tulloch: Mr. Tulloch has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Tulloch’s experience includes service as a director and chief executive officer of Wardley Investment Services Limited, now HSBC Asset Management, a major international asset manager. He also served as Chairman of The Hong Kong Unit Trust Association and was appointed to the Council of the Stock Exchange of Hong Kong. Mr. Tulloch also serves on the boards of other charitable and privately held companies.

The Fund’s Board has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of all of the Directors, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Messrs. French, Holland, Kirby, Li, Lightburn, Rogers and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met five times during the fiscal year ended October 31, 2013. The Audit Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating and Compensation Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund. Currently, the Nominating and Compensation Committee does not have a policy to consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s Investment Manager and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating and Compensation Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating and Compensation Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Compensation Committee met four times during the fiscal year ended October 31, 2013. The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, each of the six then Directors attended the 2013 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and three special meetings during the fiscal year ended October 31, 2013. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Fund’s Investment Manager (RCM Asia Pacific Limited) and Administrator (State Street Bank and Trust Company). The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the Fund’s independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s Advisory Agreements, the Board meets with the Investment Manager to review the services provided. Among other things, the Board regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s Investment Manager and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2013. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years

Adam Phua Joo Han (40) RCM Asia Pacific Limited 27th Floor, ICBC Tower 3 Garden Road Central, Hong Kong	President	February 2012	Head of International Business & Consultant Relations Asia Pacific, RCM Asia Pacific Limited (1999-present).

Patrick Keniston (49) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008 – present); Counsel, Citi Fund Services (March 2005 – October 2008).

Laura F. Dell (49) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007 – present).

Chad Hallett (44) 4 Copley Place, Boston, MA 02116	Assistant Treasurer	January 2013	Vice President, State Street Bank and Trust Company (2005 – present).

Caroline Connolly (38) 4 Copley Place, Boston, MA 02116	Assistant Treasurer	January 2013	Assistant Vice President, State Street Bank and Trust Company (2007 – present).

Francine S. Hayes (46) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and Nominees for Director as of December 31, 2013.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(2)
James J. Lightburn	$10,001 – $50,000	$10,001 – $50,000
Joe O. Rogers	$50,001 – $100,000	$50,001 – $100,000
Michael F. Holland	Over $100,000	Over $100,000
Nigel S. Tulloch	$10,001 – $50,000	$10,001 – $50,000
William C. Kirby	$50,001 – $100,000	$50,001 – $100,000
Li Jin	None	None
Gary French	None	None

(1)	All are current Directors.
(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $427,000 during the year ended October 31, 2013 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was $86,990. Each Director currently receives fees, paid by the Fund, of $3,000 for each directors’ meeting and committee meeting attended and an annual fee of either $35,000 (for the Chairman of the Fund) or $20,000 (for the other Directors) as well as $3,000 for each telephonic meeting and for each semi-annual valuation meeting.

The following table sets forth in US dollars the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2013. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Gary French(3)	$22,000	—	—	$22,000
Michael F. Holland	$71,000	—	—	$71,000
Li Jin(4)	$50,000	—	—	$50,000
William C. Kirby	$71,000	—	—	$71,000
James J. Lightburn	$71,000	—	—	$71,000
Joe O. Rogers	$86,000	—	—	$86,000
Nigel S. Tulloch	$56,000	—	—	$56,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.
(3)	Mr. French was elected to the Board effective September 18, 2013.
(4)	Mr. Li was elected to the Board effective January 1, 2013.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund voted at the Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

GENERAL INFORMATION

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Tait Weller served as the Fund’s independent registered public accounting firm for the fiscal years ended October 31, 2012 and October 31, 2013, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal year ended October 31, 2012 were $75,000. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal year ended October 31, 2013 were $76,500.

Audit-Related Fees. For the fiscal years ended October 31, 2012 and October 31, 2013, Tait Weller did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by Tait Weller for professional services rendered for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2012 and October 31, 2013 were $10,000 and $12,000, respectively.

All Other Fees. For the fiscal years ended October 31, 2012 and October 31, 2013, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2012 and October 31, 2013 were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal year ended October 31, 2013, Tait Weller did not provide any non-audit services to RCM Asia Pacific Limited, the Fund’s Investment Manager, or any other entity in the Fund’s Investment Company Complex.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2013 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the

Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2013 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

James J. Lightburn – Audit Committee Member

Joe O. Rogers – Audit Committee Chairman

Michael F. Holland – Audit Committee Member

Nigel S. Tulloch – Audit Committee Member

William C. Kirby – Audit Committee Member

Li Jin – Audit Committee Member

Gary L. French – Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of December 31, 2013.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	15,496,384	98.8%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	2,530,595	16.1%

Common Stock	Advance Developing Markets Trust Crusader House, 145 – 157 St John Street London EC1V 4RU England	920,997	5.9%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained Computershare Fund Services d/b/a Georgeson, Inc. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $6,200, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 13, 2014, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the

Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2015 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111) not later than September 18, 2014. Any stockholder who desires to bring a proposal at the Fund’s 2014 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02111), not before December 17, 2014 and not later than January 16, 2015.

By order of the Board of Directors,

Francine S. Hayes

Assistant Secretary

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street

Boston, Massachusetts 02111

January 17, 2014

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 31 West 52nd Street New York, NY 10019 on March 13, 2014

Please detach at perforation before mailing.

PROXY	THE CHINA FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 13, 2014	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of The China Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Laura F. Dell and Francine S. Hayes, or any one of them, proxies of the undersigned, with full power of substitution to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (“Annual Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019 at 10:30 a.m., local time, on March 13, 2014, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	CHN_25270_011514

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

The China Fund, Inc.

Stockholders Meeting to Be Held on March 13, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/chi-25270

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 17, 2014 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Directors:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William C. Kirby*	02. Nigel S. Tulloch*	☐	☐	☐

* to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2017 or until their successor are elected and qualified.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Election of Director:		FOR	WITHHOLD

	01. Gary L. French*		☐	☐

* to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2016 or until his successor is elected and qualified.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

CHN_25270_011514